                              SCHRODER SERIES TRUST

                 PROSPECTUS SUPPLEMENT DATED SEPTEMBER 13, 2000

                To Investor Shares Prospectus dated March 1, 2000


1.   SCHRODER LARGE CAPITALIZATION EQUITY FUND

Shareholders of Schroder Large Capitalization Equity Fund have approved a merger of Schroder Large Capitalization Equity Fund into Schroder U.S. Diversified Growth Fund, a series of Schroder Capital Funds (Delaware). The merger was completed as of September 11, 2000, and Schroder Large Capitalization Equity Fund is no longer offered as a Fund of the Trust.

2.   SCHRODER SMALL CAPITALIZATION VALUE FUND

The second sentence under "Schroder Small Capitalization Value Fund" on the front cover of the Prospectus is restated in its entirety to read as follows:
"The Fund invests primarily in equity securities of companies with small market capitalizations (generally less than $2.2 billion)." In addition, the first sentence under "Principal Investment Strategies" for Schroder Small Capitalization Value Fund on page 4 of the Prospectus is restated in its entirety as follows: "The Fund normally invests at least 65% of its assets in equity securities of companies with small market capitalizations (generally less than $2.2 billion)."


3.   SCHRODER INVESTMENT GRADE INCOME FUND

     INVESTMENT OBJECTIVE AND STRATEGIES; CHANGE IN FUND NAME

The Shareholders of Schroder Investment Grade Income Fund have approved a change to the investment objective, and certain investment policies, of the Fund. THE FUND'S NAME HAS ALSO BEEN CHANGED TO "SCHRODER TOTAL RETURN FIXED INCOME FUND." The information relating to the Fund beginning on page 6 of the Prospectus and ending immediately before the bar chart on page 7 is amended to read as follows:

- INVESTMENT OBJECTIVE. To seek maximum long-term total return consistent with preservation of capital.

- PRINCIPAL INVESTMENT STRATEGIES. The Fund normally invests at least 65% of its assets in fixed-income securities that are "investment grade" quality. To be considered "investment grade," the securities must be rated (at the time of investment) in one of the four highest grades by Moody's Investors Service, Inc. or Standard and Poor's Ratings Services, or determined by Schroder to be of comparable quality. The Fund may invest the remainder of its assets in securities rated below investment grade.

     The Fund normally expects to invest a substantial portion of its assets in U.S. Government securities. The Fund may also invest in a variety of other fixed-income securities, including corporate debt securities, preferred stocks, and money market instruments. The Fund may invest up to 20% of its assets in debt securities denominated in currencies other than the U.S. dollar, including up to 10% of its assets in securities of developing countries and of private issuers in those countries.

     The Fund may invest a substantial portion of its assets in mortgage-backed certificates and other securities representing ownership interests in mortgage pools, including collateralized mortgage obligations, and in other types of asset-backed securities. In addition, the Fund may buy or sell a variety of derivative and related instruments with respect to fixed-income securities, indices and interest rates for risk management or investment purposes. These may include short sales, options, futures contracts, and options on futures contracts.

     The Fund may trade its portfolio securities actively to take advantage of perceived inefficiencies in the fixed-income markets based on Schroder's research and analyses regarding market sectors, individual issuers, and market conditions. The Fund's active trading strategy may lead to high levels of portfolio turnover, which may involve higher Fund expenses and tax liability for shareholders.

     The Fund will normally maintain an average portfolio duration of between three and seven years. Portfolio duration is a measure of the expected life of a fixed income security that was developed as a more precise alternative to the concept of "term to maturity", and is used to determine the sensitivity of a security's price to changes in interest rates.

-    PRINCIPAL RISKS.

     DEBT SECURITIES. The principal risks of investing in the Fund include the risk that interest rates will rise or fall in ways not anticipated by Schroder. For example, if interest rates were to rise, the value of fixed-income securities held by the Fund would typically fall. Securities having longer durations would tend to experience greater price declines in response to rising interest rates. If the Fund's portfolio duration is relatively long at a time when interest rates were to rise, the value of the Fund's shares would likely fall more than if the Fund had invested in securities with shorter durations. By contrast, if interest rates were to fall, the value of fixed-income securities held by the Fund would typically rise. Securities having shorter durations would tend to experience smaller price increases in response to falling interest rates. If the Fund's portfolio duration is relatively short at a time when interest rates were to decline, the value of the Fund's shares would likely rise less than if the Fund had invested in securities with longer durations.

     The Fund is also subject to the risk that the issuer of a fixed-income security will have its credit rating downgraded or will be unable to pay its obligations when due. This could cause the Fund's portfolio securities to decline in value, especially where an issuer defaults on its obligations.

     FOREIGN SECURITIES. Investments in foreign securities entail risks not present in domestic investments including, among others, risks related to political or economic instability, currency exchange, and taxation. Investments in securities of issuers in developing countries may experience high levels of volatility. Risks of investing in such countries include greater political and economic instability than in foreign developed markets, currency transfer restrictions, a more limited number of potential buyers, and uncertainties associated with dependence on revenue from particular commodities or international aid.

     JUNK BONDS. The Fund may invest up to 35% of its assets in securities rated below investment grade (sometimes referred to as "junk bonds"). Lower-rated securities lack outstanding investment characteristics and have speculative characteristics and are subject to greater credit and market risks than higher-rated securities. The lower ratings of such securities reflect a greater possibility that adverse changes in the financial condition of the issuer or in general economic conditions, or an unanticipated rise in interest rates, may impair the ability of the issuer to make payments of interest and principal. The values of lower rated securities held by the Fund may be more volatile than those of higher rated securities.

     MORTGAGE-BACKED SECURITIES. The Fund's investment in mortgage-backed securities may involve special risks relating to unscheduled prepayment on the mortgages underlying the securities. Falling interest rates tend to increase prepayments, which could significantly shorten the effective maturities of mortgage-backed securities. Similarly, rising interest rates tend to reduce prepayments, which could significantly lengthen the effective maturities. When interest rates decline, significant unscheduled prepayments on the underlying mortgages would have to be reinvested at the then-prevailing lower rates. Therefore, the Fund's mortgage-backed securities may have less potential for capital appreciation during periods of falling interest rates than other fixed-income securities of comparable maturities. However, the securities have a comparable risk of decline in market value during periods of rising interest rates. The Fund's investments in other types of asset-backed securities are subject to risks similar to those associated with mortgage-backed securities.

     SHORT SALES. The Fund may sell securities short. The Fund may sell a security short and borrow the same security from a broker or other institution to complete the sale when Schroder anticipates that the price of the security will decline, or when Schroder attempts to take advantage of temporary disparities in pricing in the fixed-income securities markets. Short positions may result in a loss if the market price of the security in question increases between the date when the Fund enters into the short position and the date when the Fund closes the short position. Such a loss could theoretically be unlimited in a case where the Fund is unable, for whatever reason, to close out its short position. In addition, short positions may result in a loss if a portfolio strategy of which the short position is a part is otherwise unsuccessful.

     ACTIVE TRADING STRATEGY. The Fund is also subject to the risk that Schroder's active trading strategy will not be successful, which depends greatly on Schroder's ability to analyze and identify inefficiencies accurately in fixed-income markets, sectors and issuers, and to predict market movements generally.

     DERIVATIVES. The Fund's use of derivative instruments involves the risk that the instrument may not work as intended due to unanticipated developments in market conditions or other causes. Derivatives often involve the risk that the other party to the transaction will be unable to meet its obligations or that the Fund will be unable to close out the position at any particular time or at an acceptable price. When the Fund uses derivatives for investment purposes, it could lose more than the original cost of the investment and its potential loss could be unlimited. Also, suitable derivative transactions may not be available in all circumstances, and there can be no assurance that the Fund will engage in these transactions when that would be beneficial.

     In the future, the Fund's investment objective and strategies may be changed solely by vote of the Trustees.

     DIVIDENDS AND DISTRIBUTIONS

The second bullet (relating to Schroder Investment Grade Income Fund) and the accompanying text in the first paragraph under "Dividends and Distributions" on page 21 of the Prospectus is deleted and replaced in its entirety with the following:

     SCHRODER TOTAL RETURN FIXED INCOME FUND. The Fund declares all of its net income as a dividend each day the Fund is open for business. Dividends are declared each business day to shareholders of record at the time of the declaration. You begin earning dividends on the day after the Fund receives payment for your shares. The Fund's net income for Saturdays, Sundays, and holidays is declared as a dividend on the next business day. Each month's dividends will be paid on the last day of that month (or, if that day is not a business day, on the preceding business day). A shareholder who withdraws the entire balance of an account at any time during the month will be paid all dividends declared through the date of the withdrawal.


4.   SCHRODER SHORT-TERM INVESTMENT FUND

Schroder Short-Term Investment Fund has terminated and is no longer offered to investors.

5. RESTATED EXPENSE INFORMATION FOR SCHRODER SMALL CAPITALIZATION VALUE, MIDCAP VALUE, AND TOTAL RETURN FIXED INCOME FUNDS

In May 2000, Schroders plc sold its worldwide investment banking business to Solomon Smith Barney. A substantial percentage of each Fund's assets were then owned by participants in retirement accounts sponsored by affiliates of Schroder. In connection with the sale of the investment bank, a substantial portion of these assets have been or are expected to be redeemed.

The information relating to certain expenses of the Small Capitalization Value Fund, MidCap Value Fund, and Total Return Fixed Income Fund (formerly, the Investment Grade Income Fund) in the Annual Fund Operating Expenses table on page 10 of the Prospectus is restated to reflect the effect of these redemptions. The restated expense information (which assumes that the redemptions occurred at the end of the Trust's last fiscal year, October 31,
1999) is as follows:

                                                    Schroder                           Schroder
                                                     Small           Schroder        Total Return
                                                 Capitalization    MidCap Value      Fixed Income
                                                   Value Fund          Fund              Fund
                                                   ----------          ----              ----

Advisory Fees                                         0.95%            0.90%            0.50%
Distribution (12b-1) Fees                             None             None              None
Other Fees                                            0.67             2.40              2.87
                                                      ----             ----              ----
Total Annual Fund Operating Expenses                  1.62             3.30              3.37
Fee Waiver and/or Expense Limitation                   N/A             1.95(1)           2.25(1)
                                                      ----             ----              ----
Net Expenses                                          1.62             1.35(1)           1.12(1)

(1) The Net Expenses shown above for Schroder MidCap Value Fund and Schroder Total Return Fixed Income Fund reflect the effect of contractually imposed expense limitations and/or fee waivers, in effect through October 31, 2000, on the Total Annual Fund Operating Expenses of the Funds.

Accordingly, the information relating to the Funds in the Example on page 10 of the Prospectus is restated as follows:

                                                  1 year     3 years     5 years     10 years
                                                  ------     -------     -------     --------
Schroder Small Capitalization Value Fund           $166        $515        $888       $1,934
Schroder MidCap Value Fund*                        $338      $1,031      $1,747       $3,640
Schroder Total Return Fixed Income Fund*           $346      $1,054      $1,786       $3,726

* Assuming that each of these Fund's operating expenses remain the same as the Net Expenses set forth above, based on the other assumptions described above, your costs would be as follows for 1 year, 3 years, 5 years, and 10 years, respectively:

     Schroder MidCap Value Fund -- $138, $430, $744, and $1,632.
     Schroder Total Return Fixed Income Fund -- $115, $358, $622, and $1,377.



     If you have any questions regarding these matters, please contact Schroder at (800) 464-3108.